UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2009

UNICO, INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona	000-30239	13-4171971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, 8th Floor San Diego, California	92108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (619) 209-6124

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3.  Securities and Trading Markets

ITEM 3.02.  Unregistered Sales of Equity Securities.

In the last quarterly report of Unico, Incorporated (“Unico”) filed on October 14, 2009, Unico stated that as of October 10, 2009 it had 420,489,553 shares of its common stock, $0.001 par value per share, issued and outstanding.  Since then, Unico has had the following sales of unregistered securities:

(1)

10,000,000 shares on October 14, 2009;

(2)

17,500,000 shares on October 16, 2009;

(3)

17,000,000 shares on October 23, 2009;

(4)

13,333,333 shares on October 23, 2009;

(5)

15,757,576 shares on October 28, 2009;

(6)

15,000,000 shares on November 2, 2009; and

(7)

12,113,794 shares on November 3, 2009.

All of the shares in the seven stock issuances described above were issued to holders of convertible debentures of Unico, and they acquired the shares through converting amounts due and owing under the convertible debentures held by them at a conversion price equal to 50% of the bid price of Unico’s common stock on each date of conversion.  There were no underwriting discounts or commissions paid in connection with the conversion of securities.

In each transaction, Unico relied upon Section 4(2) of the Securities Act of 1933 for transactions not involving any public offering, in issuing the shares.  The shares issued in each transaction are restricted securities for purposes of Rule 144, except to the extent that such securities could be issued without a restricted legend in reliance upon Rule 144(b)(1).

Following the issuance of shares of Unico’s common stock described above, Unico has a total of 521,194,256 shares of its common stock issued and outstanding as of November 3, 2009.

SECTION 5.  Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

(a)

Effective November 2, 2009, the Board of Directors approved Amended and Restated By-Laws for Unico.  A copy of the Amended and Restated By-Laws is attached hereto as Exhibit 3.13.  The By-Laws were amended and restated primarily for the purpose of updating them to comply with numerous changes in Arizona corporate law that have occurred over many years, and also to add or change certain provisions of the By-Laws for purposes believed to be appropriate by the Board of Directors.  A summary of the material changes in the Amended and Restated By-Laws includes the following:

(1)

Article I was amended to reflect the fact that the principal office of Unico is located in San Diego, California;

(2)

Article II, Section 1 was amended to change the annual meeting date of Shareholders to the fourth Friday in the month of June of each year;

(3)

Article II, Section 2 was revised to provide that special meetings of the shareholders may also be called by the Chairman of the Board of Directors of the Company, and also to provide that if at any time by reason of death or resignation or other cause Unico has no directors in office, any officer or any shareholder may call a special meeting of shareholders.

(4)

Article II, Section 4 was revised to provide that notice of a shareholders meeting may also be sent electronically by email, and also to provide that if a new record date for an adjourned meeting is or must be fixed under applicable Arizona law, then notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date;

(5)

Article II, Section 5 was revised to provide that if the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to receive payment of a dividend, then one day before the effective date of the first notice to shareholders or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  It was also revised to provide that a determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.  It also now provides that if a court orders a meeting adjourned to a date more than 120 days after the date fixed for the original meeting, the court may provide that the original record date continues in effect or the court may fix a new record date;

(6)

Article II, Section 6 has been revised to provide that a shareholders list at a shareholders meeting shall be arranged by voting group and within each voting group by class or series of shares.  It also has been revised to state that beginning two days after the notice of a meeting is given for which the shareholders list was prepared, and continuing through the meeting, the shareholder list is to be kept on file at the principal office of Unico and to be subject to inspection by any shareholder at any time during usual business hours;

(7)

Article II, Section 8 has been revised to increase the time period during which a proxy is valid to up to 12 months after the date on the Proxy Statement, or the date on the Proxy if there is no related Proxy Statement;

(8)

Article III, Section 2 has been revised to add a provision that states that directors may be elected by different classes of shareholders if provided for in Unico’s Articles of Incorporation or a designation of preferred stock.  The shareholders may remove one or more directors with or without cause.  However, if a director is elected by a particular voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director;

(9)

Article III, Section 3 has been revised to add a requirement that during each fiscal quarter of the Unico, the Board of Directors shall meet at least once at such time and place as designated by the Board of Directors, and also to provide that an annual meeting of the Board of Directors may take the place of a quarterly meeting of the Board of Directors.  A provision was also added to state that directors may participate in a regular or special meeting through the use of any communication by which all directors participating may simultaneously hear each other during the meeting;

(10)

Article III, Section 4 was revised to provide that special meetings of the Board of Directors may also be called at the request of the Chairman, and a provision was added stating that directors may participate in a regular or special meeting through the use of any communication by which all directors participating may simultaneously hear each other during a meeting;

(11)

Article III, Section 5 was revised to provide that notice of any special meeting of the directors may also be sent electronically by email, and to delete the provision that Notice could be sent by telegram.  It was also revised to provide that the attendance of a director at a meeting shall constitute a waiver of notice at such meeting, unless the director at the beginning of the meeting or promptly on his arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.  It was also revised to provide that when notice of a special meeting of shareholders is given, that notice shall include the date, time and place of the meeting;

(12)

A new Article III, Section 6 was added providing that a director may waive any notice required by the Arizona Revised Statutes, Unico’s Articles of Incorporation or Unico’s By-Laws before or after the date or time stated in the Notice.  It also provides that except as provided in Article III, Section 5, the waiver shall be in writing signed by the director entitled to notice and filed with the minutes or corporate records;

(13)

Article III, Section 8 was revised to affirmatively permit directors to take or approve action by written consent, as permitted under the Arizona Revised Statutes;

(14)

Article III, Section 9 was revised to provide that if a vacant office on the Board of Directors was held by a director elected by a particular voting group of shareholders, that only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by vote of the shareholders.  It was also revised to add a provision stating that any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, rather than just through an election of shareholders;

(15)

A new Section 12 was added to Article III specifying that the directors may elect one of the directors to serve as Chairman, and describing the responsibilities of the Chairman;

(16)

A new Section 13 was added to Article III providing that the Board of Directors may create one or more committees as designated by the Board of Directors, and also providing that each such committee created may exercise the authority of the Board of Directors to the extent specified by the Board of Director;

(17)

A new Section 14 was added to Article III providing that the Board of Directors may create an advisory board.  This provision further provides that any advisory board shall have no authority to bind Unico or its board of directors, but may make recommendations to the Board of Directors;

(18)

Article IV, Section 1 was revised to designate that one of the required officers of the corporation is a Treasurer or Chief Financial Officer, and to remove the prior restriction that the offices of President and Secretary cannot be held by the same person;

(19)

A new Section 5 was added to Article IV describing the duties of the Chief Executive Officer;

(20)

Article IV, Section 6 was revised to remove the specific duties of President, and to provide that the President shall perform all duties incident to the office of President and such other duties as may be described by the Board of Directors.  It was also revised to provide that the President will report to the CEO, and in the absence of a CEO the President will report to the Board of Directors.  It also now provides that during such period of time in which Unico has no Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer;

(21)

Article IV, Section 8 was revised to provide that the Secretary shall prepare, maintain and keep the minutes of meetings of shareholders and meetings of the Board of Directors, and that the Minutes of the Board of Directors are to be signed by all directors.  It also provides that the Secretary may delegate his duties to one or more other officers, directors or employees or authorized agents of Unico, and the Secretary may utilize the services of a registered stock transfer agent to fulfill duties regarding stock certificates, stock transfers, shareholders and notices to shareholders.  It further provides that a reasonable time period prior to each regular meeting of the Board of Directors, the Secretary shall distribute to each director a draft copy of the Minutes of the immediately preceding meeting of the Board of Directors;

(22)

Article IV, Section 9 was revised to provide that either the Treasurer or a Chief Financial Officer may perform the duties customarily performed by a Treasurer, and to provide that the Treasurer may also serve as the Chief Financial Officer.  It now states  that the Treasurer or Chief Financial Officer shall provide a recent profit and loss statement and such other financial information specified by the Board of Directors to each director a reasonable time prior to each regular meeting of the Board of Directors;

(23)

Article V, Section 2 was revised to provide that Unico shall obtain advance written approval of the Board of Directors for any loans or other financing transactions;

(24)

Article VI, Section 1 was revised to permit the Chief Executive Officer to be a signatory to stock certificates;

(25)

Article VI, Section 2 was revised to specifically provide for the use of a stock transfer agent to handle stock transfer matters;

(26)

Article IX was revised to make the use of a corporate seal permissive;

(27)

A new Article XII concerning indemnification has been added which generally provides that Unico shall indemnify its directors, officers, employees, fiduciaries and agents to the fullest extent permitted by the Arizona Revised Statutes;

(28)

A new Article XIII has been added providing that the By-Laws are deemed to be gender neutral; and

(29)

A new Article XIV has been added which contains special restrictions on Unico’s ability to rely upon Section 3(a)(10) of the Securities Act of 1933 in issuing any of Unico’s securities.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statement and Exhibits

(d)

Exhibits

Exhibit No.

Description

3.13

Amended and Restated By-Laws dated November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO INCORPORATED

Date: November 4, 2009

/s/ Mark A. Lopez__________________

                        Mark A. Lopez, Chief Executive Officer